Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Safeguard Scientifics, Inc. (“Safeguard”) on Form 10-Q for the nine months ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen T. Zarrilli, Senior Vice President and Chief Financial Officer of Safeguard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Safeguard.

SAFEGUARD SCIENTIFICS, INC.
Date: November 5, 2009	/s/ Stephen T. Zarrilli
Stephen T. Zarrilli
Senior Vice President and Chief Financial Officer